Company Overview Company Overview November 2010 November 2010 Exhibit 99.1

Safe
Safe
Harbor
Harbor
Statement
Statement
and
and
Presentation
Presentation
of
of
non- GAAP
non-GAAP
Financial
Financial
Information
Information
2 LeCroy Overview November 2010 2
The information in this presentation contains forward-looking statements, including those relating to plans and expectations for LeCroy’s business.  These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied.  All forward-looking statements are based on information available to management on this date, and LeCroy assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
The risks, uncertainties, assumptions and other important factors that could cause actual results to differ materially from the results discussed in the forward-looking statements are described in LeCroy’s reports on file with the Securities and Exchange Commission.
Presentation of non-GAAP Financial Information:  This presentation contains both GAAP and non-GAAP financial information pertaining to actual results and estimates of future performance.  Non-GAAP financial information excludes primarily non-cash charges for acquired in-process research and development, write-down of inventory, impairment of intangible asset, share-based compensation, incremental cost of sales related to fair-value adjustment to inventory, business realignment charges, including severance and impairment of goodwill.  Non-GAAP financial information is indicated by an asterisk (*) where applicable and reconciliations of the non-GAAP information to GAAP information are included in the final slide of this presentation.

LCRY Investor Highlights
LCRY Investor Highlights
Accelerating
Accelerating
demand
demand
for
for
high-bandwidth
high-bandwidth
oscilloscopes
oscilloscopes driven
driven
by
by
high-speed, next-generation data communication networks
high-speed, next-generation data communication networks
Sustainable
Sustainable
competitive
competitive
advantage
advantage based
based
on
on
patented
patented
technology
technology
Well established world-wide sales organization
Well established world-wide sales organization
Expanding
Expanding
operating
operating
margins
margins and
and
financial
financial
ratios
ratios
Recently completed equity offering clears debt overhang
Recently completed equity offering clears debt overhang
LeCroy Overview November 2010 3

LeCroy
LeCroy
Business Profile
Business Profile
Digital Oscilloscopes
Digital Oscilloscopes
Protocol Analyzers
Protocol Analyzers
$156M Annual Sales (run-rate Sep 2010)
Digital Oscilloscopes (~80% of Sales)
Protocol Analyzers  (~20% of Sales)
~425 Employees  (~$370K Sales per Employee)
Users:  Electronic Design Engineers
Markets:  Computers, Consumer & Industrial Electronics
Worldwide Sales and Distribution:  Direct and Indirect
Revenue Distribution: 1/3 each:  US / Europe / Asia
HQ and Oscilloscopes:  Chestnut Ridge, New York
Protocol Analyzers: Santa Clara, CA
LeCroy Overview November 2010 4

LeCroy Customers:                      Electronic Design Engineers
Oscilloscopes and Protocol Analyzers:  Engineer’s “Window” into the Circuit
Connects to an electronic circuit via
an electrical “probe” or cable
Designers can visually observe how
electronic signals change as a
function of time.
Digital Oscilloscope
Digital Oscilloscope
Protocol Analyzer
Protocol Analyzer
Intercepts data communications
traffic from digital systems
System engineers can visually
observe how their design conforms
to standard protocols
“Bandwidth”
“Protocol and Data Rate”
LeCroy Overview November 2010 5

SUPERSPEED CERTIFIED USB

PCI EXPRESS

Serial Attached SCSI

SERIAL ATA

LeCroy

High-Speed Data Transport Drives Our Business
High-Speed Data Transport Drives Our Business
LeCroy Overview November 2010 6
Digital Media Explosion
Digital Media Explosion
Serial Data Standards
Serial Data Standards
Complex Electrical Signals: Complex Electrical Signals:
“Signal Integrity”
Complex Protocols: Complex Protocols:
“Message
Integrity”
Standards Compliance
Standards Compliance

Azure Services Platform
BUNGEEconnect
salesforce.com
3tera
Microsoft
Sun
force.com
YAHOO! DEVELOPER NETWORK
Google
IBM
Google
vmware
EMC
intel
NETSUITE
MOSSO
amazon web services
Joyent Accelerators
OpenID
hp
DELL

Trends Driving Data Communications
Trends Driving Data Communications
Exponentially Increasing Design Challenges
Exponentially Increasing Design Challenges
Cloud Computing
Cloud Computing
Mobile Devices
Mobile Devices
LeCroy Overview November 2010 7
Designers can buy OTS IP to provide high
speed data links in their designs…
…Faster data-rates = faster signals driving
need for faster scopes in the midrange market
The overloaded “Telecommunications
Backbone” has insufficient capacity….
…Next generation network designers
need the highest bandwidth oscilloscopes
“Signal Integrity” Problems High-Speed Data Networks
Upgrade Cycle in
Midrange Oscilloscopes
New Buys for Hi-End
Oscilloscopes

Oscilloscope Market:  ~$1B
Oscilloscope Market:  ~$1B
Demand Accelerating at the High-End of the Market
Demand Accelerating at the High-End of the Market
Hi-performance to 45GHz & $200K
Highest bandwidth needs Highest bandwidth needs
Direct sales force Direct sales force
High End
High End
Up to 1GHz & $10K Up to 1GHz & $10K
Price/performance driven Price/performance driven
Indirect distribution Indirect distribution
Bench
Bench
Hi-performance 1-4GHz & $30K
Increasing bandwidth needs Increasing bandwidth needs
Direct sales force Direct sales force
Lab
Lab
Less than $3K Less than $3K
Price driven Price driven
Indirect distribution Indirect distribution
Economy
Economy
Hand-Held Sampling Sampling
Highest
Highest
Growth
Growth
Zone
Zone
LeCroy Overview November 2010 8

LeCroy Builds its Reputation at the High End
LeCroy Builds its Reputation at the High End
Drive Profit in the Midrange, Build User Base at Low End
Drive Profit in the Midrange, Build User Base at Low End
High End
High End
Bench
Bench
Lab
Lab
Economy
Economy
LeCroy Overview November 2010 9
$2K
$2K
$5K
$5K
$17K
$17K
$10K
$10K
$40K
$40K
$200K
$200K

LeCroy
Agilent
Tektronix
0
5
10
15
20
25
30
35
40
45
50
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

LeCroy

LeCroy LeCroy is the Performance Leader with the is the Performance Leader with the Highest Bandwidth Oscilloscopes Highest Bandwidth Oscilloscopes LeCroy Overview November 2010 10

Sustainable Competitive Advantage
Sustainable Competitive Advantage
Digital Bandwidth Interleave (“DBI”) Multiplies Silicon Performance
Digital Bandwidth Interleave (“DBI”) Multiplies Silicon Performance
20GHz
DC
DC
10GHz
10GHz BW
10GHz BW Input Signal
Scope Channel 1
Scope Channel 2
Re-combine
Signal
2 Channels @ 20GHz 2 Channels @ 20GHz
20GHz DBI Scope
LeCroy DBI Technology LeCroy DBI Technology
DC
10GHz
Split
Signal
Issued US patents
Issued US patents
8
8
Issued foreign patents
Issued foreign patents
2
2
Applications pending
Applications pending
4
4
Claims protecting the inventions
Claims protecting the inventions
>300
>300
LeCroy Overview November 2010 11

Innovative Industry-Leading Products
Innovative Industry-Leading Products
New Models Launched October 1, 2010
New Models Launched October 1, 2010
SPARQ
SPARQ
Network Analyzer Solution Network Analyzer Solution
LabMaster
LabMaster
Modular Multi-Channel System
WaveMaster
WaveMaster
845Zi
845Zi
45GHz Oscilloscope 45GHz Oscilloscope
LeCroy Overview November 2010 12

Market Share Leader in Serial Data Protocol Analyzers
Market Share Leader in Serial Data Protocol Analyzers
Leading Edge Involvement
with new protocols:  Keeps us
ahead in oscilloscopes
Superior Profitability
significant contribution to ongoing
cash generation
LeCroy Overview November 2010 13

Computers, IT and Consumer
Automotive and Industrial
Data Storage
Defense and Aerospace
Telecommunications
Other

Diverse Blue Chip Customer Base Diverse Blue Chip Customer Base No Customer or Distributor greater than 3% of Sales No Customer or Distributor greater than 3% of Sales LeCroy Overview November 2010 14

Revenue Mix
US
Europe
Asia
Sales Organization
72
Sales Engineer
Applications Engineer
Sales Manager
Sales Support
Service Engineers

LeCroy

Seasoned Direct & Indirect Sales Channels Seasoned Direct & Indirect Sales Channels LeCroy Overview November 2010 15

Millions
Millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Annual
Quarterly
FY '07
FY '08
FY '09
FY '10
FY '11
Guidance
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Guidance

LeCroy

Total Revenue: 40% growth to $39.1M: Sep 2010 Total Revenue: 40% growth to $39.1M: Sep 2010 LeCroy Overview November 2010 16

Millions
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
62.0%
61.0%
60.0%
59.0%
58.0%
57.0%
56.0%
55.0%
54.0%
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10

LeCroy

Quarterly Revenue and Gross Margins Quarterly Revenue and Gross Margins * Non-GAAP LeCroy Overview November 2010 17

Millions
Millions
$32
$28
$24
$20
$16
$12
$8
$4
$0
$8
$7
$6
$5
$4
$3
$2
$1
$0
Annual
Quarterly
FY '07
FY '08
FY '09
FY '10
FY '11
Guidance
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Guidance

LeCroy

Operating Leverage Drives EBITDA Expansion Operating Leverage Drives EBITDA Expansion * Non-GAAP LeCroy Overview November 2010 18

Target Business Model
Target Business Model
Accelerating Sales, Continuously Improving Operating Margins
Accelerating Sales, Continuously Improving Operating Margins
Guidance Guidance
Non-GAAP
Sep '09 Dec '09 Mar '10 Jun '10 Sep '10 Dec '10-G Target
Sales Sales 28.0 28.0 31.0 31.0 33.6 33.6 36.8 36.8 39.1 39.1 43.0 43.0 50.0 50.0
GM% GM% 56.2% 56.2% 58.8% 58.8% 60.0% 60.0% 59.8% 59.8% 60.1% 60.1% 62.5% 62.5%
R&D % R&D % 21.0% 21.0% 21.2% 21.2% 20.5% 20.5% 20.6% 20.6% 20.2% 20.2% 19.0% 19.0%
SG&A % SG&A % 29.5% 29.5% 30.1% 30.1% 30.9% 30.9% 29.5% 29.5% 28.9% 28.9% 26.0% 26.0%
EBIT% EBIT% 5.8% 5.8% 7.5% 7.5% 8.6% 8.6% 9.7% 9.7% 11.0% 11.0% 14.0% 14.0% 17.5% 17.5%
LeCroy Overview November 2010 19

Equity Offering Summary:  Nov 3, 2010
Equity Offering Summary:  Nov 3, 2010
Issuer:
Symbol:
Use of Proceeds:
Security Type:
Pricing Date:
Offering Price:
Offering Price:
Offering Size:
Offering Size:
Net Proceeds (approx):
Net Proceeds (approx):
Shares Outstanding (approx)
LeCroy Corporation
Nasdaq: LCRY
Debt Reduction
Common Stock (All Primary)
Wednesday November 3
rd
(evening)
$8.25 / Share
$8.25 / Share
2,990K Shares
2,990K Shares
$22.7M
$22.7M
15.8 million
LeCroy Overview November 2010 20

Millions
Net Debt
Run Rate EBITDA
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
5:1
3:1
2:1
<1:1
Pro-forma for ~$23M offering
Sep '09
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Guidance

LeCroy

Equity Offering Dramatically Improves Balance Sheet Equity Offering Dramatically Improves Balance Sheet * Non-GAAP LeCroy Overview November 2010 21

LCRY Investor Highlights
LCRY Investor Highlights
Accelerating
Accelerating
demand
demand
for
for
high-bandwidth
high-bandwidth
oscilloscopes
oscilloscopes driven
driven
by
by
high-speed, next-generation data communication networks
high-speed, next-generation data communication networks
Sustainable
Sustainable
competitive
competitive
advantage
advantage based
based
on
on
patented
patented
technology
technology
Well established world-wide sales organization
Well established world-wide sales organization
Expanding
Expanding
operating
operating
margins
margins and
and
financial
financial
ratios
ratios
Recently completed equity offering clears debt overhang
Recently completed equity offering clears debt overhang
LeCroy Overview November 2010 22

Non-GAAP Reconciliation
Non-GAAP Reconciliation
23 23
Gross Profit
Operating Income and EBITDA
($ in thousands) Oct 3, Jan 2, Apr 3, July 3, Oct 20,
2009 2010 2010 2010 2010
(14 weeks) (13 weeks) (13 weeks) (13 weeks) (13 weeks)
GAAP gross profit, as reported 15,667 $   18,178 $   20,081 $   21,933 $   23,388 $
Non GAAP adjustments:
Share-based compensation 65              51              75              46              135
Non GAAP gross profit 15,732 $   18,229 $   20,156 $   21,979 $   23,523 $
Quarter Ended
($ in thousands) June 30, June 28, June 27, July 3, Oct 3, Jan 2, Apr 3, July 3, Oct 20,
2007 2008 2009 2010 2009 2010 2010 2010 2010
(52 weeks) (52 weeks) (52 weeks) (53 weeks) (14 weeks) (13 weeks) (13 weeks) (13 weeks) (13 weeks)
GAAP operating (loss) income, as reported (10,173) $     6,095 $        (113,244) $   5,602 $        645 $            1,172 $        960 $            2,825 $        (563) $
Non GAAP adjustments:
Charge for acquired in-process research and development 4,000            -                -                -                -                -                -                -                -
Charge for write-down of inventory, net of escrow reimbursement 3,415            2,977            5,800            -                -                -                -                -                -
Charge for impairment of goodwill -                -                105,771       -                -                -                -                -                -
Charge for impairment of intangible asset 559               699               -                -                -                -                -                -                -
Share-based compensation
5,202            4,695            2,783            4,373            893               1,083            1,760            637               4,869
Amortization of intangible assets acquired 1,785            458               -                -                -                -                -                -                -
Incremental cost of sales related to fair-value adjustment to inventory 1,742            206               24                 -                -                -                -                -                -
Business realignment and restructuring initiatives 3,138            954               5,086            414               68                 61                 192               93                 -
Non GAAP operating income
9,668 $        16,084 $      6,220 $        10,389 $      1,606 $        2,316 $        2,912 $        3,555 $        4,306 $
Depreciation and amortization
6,281            6,647            6,234            5,250            1,342            1,340            1,278            1,290            1,347
EBITDA
15,949 $      22,731 $      12,454 $      15,639 $      2,948 $        3,656 $        4,190 $        4,845 $        5,653 $
LeCroy Overview November 2010

Investor Presentation Investor Presentation November 2010 November 2010